            APPLICATION                                                [LOGO]
                FOR
         PENSION INSURANCE


       GENERAL AMERICAN LIFE

         INSURANCE COMPANY

        ST. LOUIS, MISSOURI


*******************************************************************************


                            GENERAL INSTRUCTIONS

- Please complete all applications and supplements in BLACK INK.

- Complete all applicable sections. Choose Section B, C, D or E to select product type and transaction desired. Section H does not have to be completed on an increase of $25,000 or less, or on a Term Conversion with No Increase.

- The plan trustee is the stated beneficiary. This application cannot be amended otherwise. A change of beneficiary form must be completed to change the beneficiary from the plan trustee. The change of beneficiary form must not be dated prior to the policy's issue date.
  ---

- To reduce processing time, submit all requirements along with this application.

- It will be necessary to photocopy the authorization if an APS is ordered by the General Agent. The original authorization must be forwarded to the Home Office with the application.

- Any contemplated change in amount of insurance must conform to maximum/ minimum amount limits as established for the plan involved as of the date of issue used for the new policy.

- Any change that is made to this application in states that are not Home Office endorseable will be represented by an amendment to be signed and returned to the Home Office.


                                 General
                                 American
                            products to value,
                            people to trust(R)


939424
(9/96)              This form must be used in Missouri.

                        CUSTOMER INTERVIEW PROGRAM

In connection with your Application for Insurance or Policy Change you may be receiving a telephone call from a person at our Home Office or another agency authorized to obtain some personal and financial information. You can be assured that your answers are strictly confidential and will be used only to assess your eligibility for insurance. The interview normally takes from five to ten minutes and will be conducted at a time convenient to you. In the event you are not in when the interviewer calls, the interviewer will probably leave his/her name and a telephone number so that you can return the call at no charge to you and supply the necessray information.


-------------------------------------------------------------------------------


                       NOTICE OF INFORMATION PRACTICES

This Notice Must be Given to the Insured. It includes the Medical Information Bureau Notice and Fair Credit Reporting Act Notice.

In considering your application, General American Life Insurance Company will review information from various sources. These include your statements, the results of your physical examination (if required), and reports we get from doctors or medical facilities which have attended you.

Information about your insurability and/or any past or future claims will be treated as confidential. We, or our reinsurers, may however, make a brief report of this to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

We, or our reinsurers, may also release information to other life insurance companies to which you apply for life or health insurance, or to which a claim is submitted.

In addition, we may get an investigative report from a consumer reporting agency. This report requires personal interviews with your neighbors, friends, or other acquaintances for information as to your general reputation, personal characteristics and mode of living. As part of your application, you have authorized us to do this. You have the right to be personally interviewed and to make a written request within a reasonable period about the nature and scope of this investigation. Upon written request you will be told if such a report has actually been ordered, and if it has, we will give you the name and address of the consumer reporting agency. You may contact this consumer reporting agency and ask for a copy of such report.

Unless a legitimate business need exists or we are required to do so by law, the information we get in this report, as well as any other information which we later acquire, will not be disclosed to anyone else without your consent. You may request a copy of all information acquired by us and have a right to correct any personal information which you feel is inaccurate. We will, if required by law, give you a more detailed notice of the types of personal information which we get in considering your application, as well as any additional rights which you may have.

If you need any assistance, please feel free to contact your agent or us at General American Life Insurance Company, Attention: Individual Operations, New Business Administration, 13045 Tesson Ferry Rd., St. Louis, MO 63128.


939424
(9/96)

-------------------------------------------------------------------------------
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                              ST. LOUIS, MISSOURI
-------------------------------------------------------------------------------
ALWAYS COMPLETE               GENERAL INFORMATION                   SECTION A
-------------------------------------------------------------------------------
1.   (a) Name of Proposed Insured:

     (b) / / Female
         / / Male

     (c) Social Security #:

-------------------------------------------------------------------------------
     (d) Date of Birth:  Mo.    Day    Yr.

     (e) Insuring Age:

     (f) Birthplace:

     (g) Home Phone #:
         (    )

-------------------------------------------------------------------------------
     (h) Residence Address:  Number and Street, or RFD   City   State   Zip

-------------------------------------------------------------------------------
2.   (a) Occupation (described duties):


     (b) Business Phone #:
         (    )

-------------------------------------------------------------------------------
3.   Legal Name of Plan (as specified in plan document):


4.   Date of Issue:

-------------------------------------------------------------------------------
5.   Convenient time, place and phone # to reach Proposed Insured:


-------------------------------------------------------------------------------
6. BENEFICIARY AND OWNER: THE PLAN TRUSTEE WILL BE THE BENEFICIARY AND ORIGINAL OWNER.


-------------------------------------------------------------------------------
7. Are you now and have you been actively at work for the employer sponsoring the above named plan on a full-time basis (at least 20 hours a week during the 60 days prior to the date of this application)? (If "No", give
     details in #11.)                                        / /  Yes  / /  No
-------------------------------------------------------------------------------
8. Have you used any form of tobacco in the last 12 months?.. / / Yes / / No If answered "Yes", complete the following:
     (a)  type used:  / / cigar  / / pipe  / / cigarettes  / / smokeless tobacco
     (b)  how often?____________  (c)  If you no longer smoke, when did you stop?  _________(Mo)  __________(Yr)
-------------------------------------------------------------------------------
DO NOT COMPLETE QUESTIONS 9 AND 10 IF APPLYING FOR AN INCREASE IN FACE AMOUNT
-------------------------------------------------------------------------------
9. (a) Total Life Insurance now in force on Proposed Insured/Insured (If none, write "None".)

--------------------------------------------------------------------------------------------------------------
                Company            Year of      Personal     Business     Accidental    Waiver of Prem.
                                    Issue       Ins. Amt.    Ins. Amt.    Death Amt.      Yes     No
 -------------------------------------------------------------------------------------------------------------
                                                                                          / /    / /
 -------------------------------------------------------------------------------------------------------------
                                                                                          / /   / /
 -------------------------------------------------------------------------------------------------------------
                                                                                          / /  / /
 -------------------------------------------------------------------------------------------------------------
                                   TOTALS
                                          --------------------------------------------------------------------
</TABE>
     (b) Are you currently applying for life insurance with any other company?
                                                                  Yes / / No / /
         ("If "Yes", give details in #11.)
     (c) Will the insurance being applied for replace or change any of the above or any in force annuities? If "Yes"; Circle coverage being
         terminated. (Complete and submit required papers.)       Yes / / No / /
     (d) If policy will replace term insurance which has a disbility benefit,
         answer the following question:     Is the insured now, or has he/she
         totally and permanently disabled as defined in the present policy?
                                                                  Yes / / No / /
-------------------------------------------------------------------------------
10.   Have you: (Provided details in #11 to any "Yes" answers.)
      (a) Ever been postponed, rated or offered a policy different than that applied for? . . . . . . . . . . . . . . . . . . . . . . Yes / / No / /
      (b) Within the past three years, been in a motor vehicle accident or charged with a moving violation of any motor vehicle law or had your license restricted or revoked? . . . . . . . . . . . . .Yes / / No / /
               If 10(b) is answered "Yes", provide your Driver's
               License #___________________________________ State______________
-------------------------------------------------------------------------------
11.   Details of Answers (If additional space is needed, continue in Section G.)




-------------------------------------------------------------------------------

939424
(9/96)


-------------------------------------------------------------------------------
SECTION B                     TRANSACTION REQUESTED
-------------------------------------------------------------------------------
/ / NEW BUSINESS
-------------------------------------------------------------------------------
/ / TERM CONVERSION      / Policy Number(s)                   /
                         /                                    /

         Convert above policy(ies) as indicated herein. Convert $ _____________
         of term policy or rider as indicated herein. Balance, if any, of term policy or rider coverage  / / to remain on existing policy original date  / / to be discontinued
-------------------------------------------------------------------------------
/ / CURRENT DATE EXCHANGE  / Policy Number(s)                  /
                           /                                   /
      (i.e. Replacement of existing General American policy)   /
                                                               /
      Exchange above policy(ies) as indicated within this application.
      Do you want federal income tax withheld on any taxable part of the exchange?
        / / Yes  / / No     (MUST BE ANSWERED)
      This new contract will be subject to taxation as described in Internal
      Revenue Code Section 7702 or 7702(a).
-------------------------------------------------------------------------------
SECTION C           TRADITIONAL LIFE INSURANCE APPLIED FOR
-------------------------------------------------------------------------------
12. (A) Base Policy:
        -----------
          / / WL-98   $___________

          / / WL-100  $___________

          / / LT-3

          / / LT-4

          / / Other (List) _________ $ __________

                           _________ $___________

     Benefits:
     ---------
     / / WP                   / / ADB $ _________

     Riders:
     -------
                                                  / / Decreasing
     / / Spec/Term II  $ ___________________      / / Level

     / / PAR $ __________________

     / / Values Plus One ________ No. of Units

     / / APO $ ______________  Option at End of ____ Yrs.

     / / Other (List) ___________  $/# ______________

     / / Other (List) ___________  $/# ______________

-------------------------------------------------------------------------------
  (b) Dividend Option (if eligible): (If no choice indicated, "Pd. Up Addns."
      is automatic for Whole Life and "Cash" is automatic for Term.)
      / / Pd. Up Addns.  / / Cash  / / Redn. of Prem.  / / Accumulations
-------------------------------------------------------------------------------
SECTION D            UNIVERSAL LIFE INSURANCE APPLIED FOR
-------------------------------------------------------------------------------
13. (a) Base Policy:
        ------------
          Contract Type / / Opt. A (Level)  / / Opt. B (Incr.)
          / / UL-100  (91) Base           $ ________________
                           / / Variable + $ ________________
              / / SC  (91) / / Level
                           Total        = $ ________________
          / / JSL  $ ______________  (Excluding JSC)
              (Complete application on joint insured.)
              / / JSC $ ____________  / / Var     / / Lev
              / / Flex One $ __________ Initial face amt.
                  / / Inc  / / Dec / / Lev $ ________ ann
                  / / Inc  / / Dec / / Lev $ ________ ann
                  / / Inc  / / Dec / / Lev $ ________ ann
              (If beneficiary other than policy's beneficiary is desired, specify such in Section G.)
                  / / EGIR  (Confidence Plus)
          / / Other  (List) _________________ $/# ________________
                            _________________ $/# ________________

     Benefits:
     ---------
     / / WMD  / / WSP   $ ___________________  (Monthly Benefit)
     / / ADB   $ _____________________

     Riders:
     -------
     / / APW
     / / Other  (List)  ___________  $/# _____________
                        ___________  $/# _____________

     / / Increasing Benefit Option  (UL-100)
           / / ______ %  / / CPI
     / / Increasing Benefit Option and
         Supplemental Term Face Amounts  (UL-100)
           / / ______ %  / / CPI

-------------------------------------------------------------------------------
    (b)  Dividend Option (if no choice indicated, "Inc. Cash Value" is
         automatic.)   / / Inc. Cash Value  / / Cash
-------------------------------------------------------------------------------
/ / (c) UNIVERSAL LIFE INCREASE IN COVERAGE     / Policy Number              /
                                               /                            /
        Increase face amount form $ ____________ to  $ _______________

        New Premium Amount $ ____________  Billing Mode: _____________
-------------------------------------------------------------------------------

939424
(9/96)


     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE APPLIED FOR   SECTION E
-------------------------------------------------------------------------------
14. (a) Base Policy:
        ------------
         Contract Type
            / / Option A (Level)   / / Option B (Incr.)

         / / FPVL        $ _____________

            / / VLSI-85  $ _____________
         (Complete Customer Information Statement)
         / / Other (List) _____________ $/# ____________
                          _____________ $/# ____________


    Benefits:
    ---------
    / / WMD          / / ADB  $ ________________

    Riders:
    -------
    / / Other (List) _____________ $/# ______________
                     _____________ $/# ______________

-------------------------------------------------------------------------------
    (b)  Net Premium Allocation (0 or minimum of 5%. Percentages must be in whole numbers and total 100%.)

         General American Capital Company:

         / / Money Market Fund        _________________ %

         / / S & P 500 Index Fund     ________________  %

         / / Bond Index Fund          ________________  %

         / / Managed Equity Fund      ________________  %

         / / Asset Allocation Fund    ________________  %

         / / Internation Index Fund   ________________  %

         / / Mid-Cap Equity Fund      ________________  %

         / / Small-Cap Equity Fund    ________________  %

               ------------------------------------

         Van Eck Worldwide Insurance Trust:
         / / Worldwide Hard           ________________  %
             Assets Fund

         Fidelity's VIP & VIP II Funds:

         / / Equity-Income Portfolio   _______________  %

         / / Growth Portfolio          _______________  %

         / / Overseas Portfolio        _______________  %

         / / High Income Portfolio     _______________  %

         / / Asset Manager Portfolio   _______________  %

                ---------------------------------

         / / Other: ______________    ________________  %

         / / Other: ______________     _______________  %

         / / General Account           _______________  %

       ==================================================
       TOTAL ALLOCATION                ________________ %

--------------------------------------------------------------------------------
    (c)  Dividend Option (If no Choice indicated, "Inc. Cash Value" is automatic.) / / Inc. Cash Value  / / Cash
-------------------------------------------------------------------------------

    (d)  Suitability Information:

         (a)  Have you received a prospectus for the policy applied for?
              / / Yes  / / No
              Date of Prospectus ___________ Date of any supplement ___________

         (b)  Do you understand that:

              1. The death benefit and cash surrender value will increase or decrease depending on investment experience, and

              2.  There is no guaranteed minimum death benefit or cash
                  surrender value?    / / Yes  / / No

         (c)  Do you believe that the policy applied for meets your insurance
              objectives and your anticipated financial needs?   / / Yes  / / No

         / /  I REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION
              REFERRED TO IN THE PROSPECTUS.

939424
(9/96)


--------------------------------------------------------------------------------
SECTION F           APPLIES TO SECTIONS B, C, D AND E
--------------------------------------------------------------------------------
                                           (For Home Office Use Only:
                                            Participant No. _________________ )

15.    Premiums:  / / ANN  / / SA  / / QR  / / MO  / / Single Premium

       Premium Amount $ ___________ / / Target  / / Minimum  / / Other ________

--------------------------------------------------------------------------------
SECTION G      APPLIES TO SECTIONS A, B, C, D AND E
--------------------------------------------------------------------------------

16. (a) Explanations or Additional Instructions:

















--------------------------------------------------------------------------------
    (b)  Home Office Endorsement (Not applicable in Kentucky, Maryland,
         Minnesota, New Hampshire, Pennsylvania, West Virginia, Wisconsin.)












--------------------------------------------------------------------------------

939424
(9/96)


                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                             ST. LOUIS, MISSOURI

--------------------------------------------------------------------------------
                            MEDICAL DECLARATIONS                      SECTION H
--------------------------------------------------------------------------------
                  THIS SECTION NOT REQUIRED ON AN INCREASE OF
           $25,000 OR LESS OR ON A TERM CONVERSION WITH NO INCREASE
                                                        -- --------
            IF ANY QUESTIONS ARE ANSWERED "YES", PLEASE GIVE DETAILS.
--------------------------------------------------------------------------------
17.  (a)  Name of Proposed Insured _____________________________

     (b)  Height _____ ft. _____ in;  Weight _____ lbs.

     (c)  Any change in wieght in past year?                    / / Yes  / / No
          (If yes, give details including number of pounds.)

--------------------------------------------------------------------------------
18.  Within the last ten years, from the date of this application, have you been treated for or had any known indication of:

     (a)  chest pains, high blood pressure, heart attack, or heart murmur?
                                                                / / Yes  / / No

--------------------------------------------------------------------------------
     (b)  diabetes, cancer, chronic respiratory disorder, mental or nervous
          disorder?                                             / / Yes  / / No

--------------------------------------------------------------------------------
     (c)  a disorder of the kidneys, liver, stomach, intestines, or
          gallbladder?                                          / / Yes  / / No

--------------------------------------------------------------------------------
19.  In the past 5 years have you used any of the following once or more:
     Narcotics, LSD, marijuana, amphetamines, barbituates, cocaine, heroin, or
     any drugs except as legally prescribed by a physician?     / / Yes  / / No

--------------------------------------------------------------------------------
20.  Have you ever received treatment for or advise for or joined an
     organization because of alcohol or drug addiction?         / / Yes  / / No

--------------------------------------------------------------------------------
21.  Are you now under observation or taking medication or treatment?
                                                                / / Yes  / / No

--------------------------------------------------------------------------------
22.  Do you have any doctor's vist or medical care scheduled?   / / Yes  / / No

--------------------------------------------------------------------------------
23.  Have you ever been diagnosed by a member of the medical profession as
     having AIDS or AIDS Related Complex?                       / / Yes  / / No

--------------------------------------------------------------------------------
24.  Have you ever received treatment from a member of the medical profession
     for AIDS or AIDS Related Complex?                          / / Yes  / / No

--------------------------------------------------------------------------------

939424
(9/96)


--------------------------------------------------------------------------------
SECTION I                            DECLARATIONS
--------------------------------------------------------------------------------

  I hereby agree that:
     (a) The statements and answers in all parts of this application, and any amendments to this application, will be a part of any policy issued.

     (b) No printed provision of this application will be modified or waived except by an endorsement signed by an officer at the Office . No agent has the authority to waive or change the answer to any question in this application or has the authority to make any promise which would have the effect of changing any portion of this application or the policy applied for, or waiving any of its provisions.

     (c) The "date of issue" as shown in my policy(ies) will be the "anniversary date". The due date of future premiums will be determined from that date. The number of policy years and months for deciding policy values will be determined from that date.

     (d) My acceptance of any insurance policy(ies) means I agree to any changes as stated in the Home Office Endorsement, where state law permits corrections and additions.

     (e)  Policy Delivery Requirements: No insurance contract will take effect:
          (a) until a policy is delivered to the Proposed Owner(s); (b) until the full premium is paid to the Company in cash; (c) unless the health and insurability of any person proposed for insurance have not changed since the date of this application.

     (f) I have read, or have had read to me the completed application. I realize that any false statement or misrepresentation therein may result in loss of coverage under the policy(ies).

  If you are making a change to your existing policy, the previous agreements in addition to the following agreements apply:

  (a) If the insurance applied for herein is intended to replace other insurance with the Company, the policy(ies) being replaced will terminate on the first moment of the date coverage becomes effective under the policy(ies) applied for;

  (b) Retention of any policy(ies) or instrument(s) by the owner(s) indicates owner's (s') approval and ratification;

  (c) Until a change is completed in the Home Office, I will continue to receive any premium or other notices for the original policy(ies) that would ordinarily be sent under the Company's routine billing procedures.
       Payment must be made to avoid the possibility of lapse.

  THIS CONTRACT MAY BE SUBJECT TO TAXATION AS DESCRIBED IN THE INTERNAL
  REVENUE CODE.

                          CERTIFICATION:

          UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) THE NUMBER SHOWN ON
          THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR, IF NO
          NUMBER IS SHOWN, I AM WAITING FOR A NUMBER TO BE ISSUED TO ME);
          AND

          (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT
          BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
          SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
          INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO
          LONGER SUBJECT TO BACKUP WITHHOLDING.

          PLEASE NOTE:    YOU MUST CROSS OUT AND INITIAL #2 ABOVE IF YOU HAVE
                          BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                          SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER
                          REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
          PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
          TO AVOID BACKUP WITHHOLDING.






--------------------------------------------------------------------------------
                         NEXT PAGE MUST BE COMPLETED
--------------------------------------------------------------------------------

939424
(9/96)


                               DECLARATIONS                SECTION I - CONTINUED
--------------------------------------------------------------------------------






  I agree that the statements and answers in this application are true and complete to the best of my knowledge and belief.

--------------------------------------------------------------------------------
  PROPOSED INSURED'S SIGNATURE         Date Signed        Location of Applicant-
                                                          Purchaser (Trustee)
  X

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Legal Name of Plan (as specified in plan document)   SIGNATURE OF PLAN TRUSTEE

                                                       X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  INDIVIDUAL OWNER(S) (OTHER THAN INSURED) OR OFFICER IF CORPORATE OWNER
--------------------------------------------------------------------------------
  SIGNATURE                                            SIGNATURE

  X                                                    X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CORPRATION OWNER
--------------------------------------------------------------------------------
  Full name of Corporation Owner    AUTHORIZED SIGNATURE      Title

                                    X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  I certify that I have truly and accurately recorded on all parts of this application the information supplied by the applicant.
                         X
                         -------------------------------------------
                                 SIGNATURE OF LICENSED AGENT
                             (If not yet appointed, do not sign.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------
  Date change was completed                               President's signature

                                                          X
                      General American Life Insurance Company
                      P.O. Box 396, St. Louis, Missouri 63166
--------------------------------------------------------------------------------

939424
(9/96)


                                                                      ---------
                                                                          MIB
                                                                      ---------


                  GENERAL AMERICAN LIFE INSURANCE COMPANY

                             ST. LOUIS, MISSOURI

             AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize General American Life Insurance Company, its agents, employees, reinsurers, insurance support organizations and other representatives to obtain information about me in order to evaluate this application. This information may be about: (a) age; (b) medical history, condition and care;
(c) physical and mental health; (d) occupation; (e) income; (f) avocations;
(g) driving record; (h) other personal characteristics; and (i) other insurance. It includes information about the use of alcohol, drugs and tobacco.

I authorize any physician, health care professional, hospital, clinic, medical facility, the Veterans Administration, the MIB, Inc., employer, consumer reporting agency or other insurance company, to release information about me to General American Life Insurance Company on receipt of this Authorization.
I also authorize all said sources, except MIB, Inc., to give such records or knowledge to any agency or representative employed by General American Life
Insurance company to collect and transmit such information. General American
Life Insurance Company or its representative(s) may also release this information about me to its reinsurer, to the MIB, Inc., or to another insurance company to whom I have applied or to whom a claim has been made.
No other release may be made except as allowed by law or as I further authorize.

This form is valud for 30 months from the date it is signed. I have received the Notice of Information Practices, which includes the Medical Information
Bureau and Fair Credit Reporting Act notices. I authorize General American
Life Insurance Company to obtain an investigative consumer report on me.

A photographic copy of this is as valid as the original. I have the right to receive a copy of this if I ask for it.

-------------------------------------     ------------------------------------
Date                                              Print Name of Insured
                                          X
-------------------------------------     ------------------------------------
Witness                                           SIGNATURE OF INSURED


                      Send Authorization to Home Office




939424
(9/96)


-------------------------------------------------------------------------------
                     SOLICITING AGENT'S CERTIFICATE                       SAC
-------------------------------------------------------------------------------

1. / / To the best of my knowledge, this is a replacement.
         (Complete and submit required papers.)

   / / To the best of my knowledge, this is not a replacement.

-------------------------------------------------------------------------------

2.  (a)  Did you deliver "Notice of Information Practices" and the explanation
         of the Medical Information Bureau to the Insured?      / / Yes  / / No

    (b)  Did you deliver the current Prospectus and were all of the written sales materials used printed by General American Life Insurance
         Company?                                               / / Yes  / / No
         (For FPVL only)

    (c)  Do you believe that the policy applied for is a suitable purchase
         for the applicant under the policy?                    / / Yes  / / No
         (For FPVL only)

                        X
                        ---------------------------------------
                              SIGNATURE OF SOLICITING AGENT
-------------------------------------------------------------------------------
3. (a) Names and Codes of Agents to be credited with production. Include percentage split. If not yet appointed or licensed in the jurisdiction where this application was signed - do not sign.

      _________ %   Agent ____________________   Code ____________________

      _________ %   Agent ____________________   Code ____________________

      _________ %   Agent ____________________   Code ____________________

      _________ %   Agent ____________________   Code ____________________

-------------------------------------------------------------------------------
   (b) Annualized commission    / / Yes  / / No


                        X
                        ---------------------------------------
                              SIGNATURE OF GENERAL AGENT
                               (MUST BE SIGNED IF "YES")
-------------------------------------------------------------------------------
4. Purpose of Sale:        / /  Estate Planning
                           / /  Tax Purposes
                           / /  Family Protection
                           / /  Retirement
                           / /  Key Man
-------------------------------------------------------------------------------
ATTACH AGENT LABEL ONLY FOR AGENT TO BE CREDITED WITH PRODUCTION

-  DO NOT ATTACH ADDITIONAL AGENT OR GENERAL AGENT LABELS UNLESS IT IS YOUR
   INTENTION TO SPLIT COMMISIONS.

----------------------------------------    -----------------------------------


----------------------------------------    -----------------------------------



----------------------------------------    -----------------------------------


----------------------------------------    -----------------------------------

-------------------------------------------------------------------------------

939424
(9/96)
